Exhibit 99.1

Amendment No. 2 dated as of July 1, 1999, to the Master Pooling and Servicing Agreement dated as of August 21, 1997, by and among Saks Credit Corporation, as Transferor, Saks Incorporated, as Servicer, and Norwest Bank Minnesota, National Association, as Trustee

                            SAKS CREDIT CORPORATION
                (as successor to Proffitt's Credit Corporation)

                                  Transferor


                               SAKS INCORPORATED
                       (formerly named Proffitt's, Inc.)

                                   Servicer


                                      and


                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                                    Trustee

                      on behalf of the Certificateholders
                                    of the
                         Saks Credit Card Master Trust
           (formerly named the Proffitt's Credit Card Master Trust)



                        ______________________________

                                AMENDMENT NO. 2

                           Dated as of July 1, 1999

                                    to the
                    MASTER POOLING AND SERVICING AGREEMENT
                          Dated as of August 21, 1997
                        ______________________________

     THIS AMENDMENT NO. 2 ("Amendment") dated as of July 1, 1999 to the Master Pooling and Servicing Agreement, dated as of August 21, 1997 (as amended, the "Master Pooling and Servicing Agreement"), is by and among Saks Credit Corporation (as successor to Proffitt's Credit Corporation"), a Delaware corporation, (the "Transferor"), Saks Incorporated (formerly named, Proffitt's, Inc.), a Tennessee corporation, (the "Servicer"), and Norwest Bank Minnesota, National Association, a national banking association, as trustee (the "Trustee"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Master Pooling and Servicing Agreement

     In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other party and, to the extent provided herein or in any Supplement, for the benefit of the Certificateholders and any Enhancement Provider:


                              W I T N E S S E T H
                              - - - - - - - - - -

     WHEREAS, the parties hereto are authorized by Section 13.1(a) of the Master Pooling and Servicing Agreement to add to, change or eliminate any of the provisions of the Pooling and Servicing Agreement, from time to time; and

     NOW, THEREFORE, in consideration of the mutual promises contained herein, in the Master Pooling and Servicing Agreement and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1.  Amendments to the Master Pooling and Servicing Agreement
                 --------------------------------------------------------

     1.1 The name of the Trust is hereby changed to, and the Trust shall be known as, the "Saks Credit Card Master Trust."

     1.2 The definition of "Additional Account Cut-Off Date" in Section 1.1 of the Master Pooling and Servicing Agreement is amended in its entirety to read as follows:

            "Additional Account Cut-Off Date" shall mean with respect to any
             -------------------------------
            Additional Account the day prior to any Additional Account Closing Date as may be designated by the Servicer.

     1.3 All references to Proffitt's Credit Corporation, as Transferor, shall be amended to refer to Saks Credit Corporation, as Transferor.

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     Section 3.  Representations and Warranties
                 ------------------------------

     Each of the Transferor and the Servicer represents and warrants that:

     (a) Its execution, delivery and performance of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action and do not require any consent or approval which has not been obtained.

     (b) This Amendment and the Master Pooling and Servicing Agreement as amended hereby are legal, valid and binding obligations of it, enforceable in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general equitable principles.

     Section 4.  Conditions Precedent
                 --------------------

     This Amendment shall become effective as of its date, provided that all of the following conditions are met:

     (a) The Servicer shall have furnished the Trustee with an Officer's Certificate to the effect that the Amendment will not materially and adversely affect the interests of any Certificateholders;

     (b) The Amendment will not cause the Trust to be characterized as a corporation for Federal income tax purposes or otherwise have a material adverse effect on the Federal income taxation of any Series;

     (c) The Servicer shall have given each Rating Agency ten (10) Business Days' prior written notice of the Amendment and shall have received written confirmation from each Rating Agency rating the affected Series that the Rating Agency Condition will be met, where appropriate;

     (d) The Trustee shall receive and shall be permitted to rely upon an Opinion of Counsel to the effect that the conditions and requirements of Section 13.1(a) of the Master Pooling and Servicing Agreement have been satisfied; and

     (e) The Transferor shall deliver prior written notice of the Amendment to each Rating Agency.

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     Section 5.  Miscellaneous
                 -------------

     (a)  Applicability of the Master Pooling and Servicing Agreement
          -----------------------------------------------------------

     In all respects not inconsistent with the terms and provisions of this Amendment, the provisions of the Master Pooling and Servicing Agreement are hereby ratified, approved and confirmed.

     (b)  Headings
          --------

     The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

     (c)  Counterparts
          ------------

     This Amendment may be executed in counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one and the same instrument.

     (d)  Governing Law
          -------------

     THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written, and it shall be effective upon delivery to the Trustee.

                           [Signatures on next page]

                                       4

                              SAKS CREDIT CORPORATION,
                              as Transferor


                              By:  /s/ Charles J. Hansen
                                 ------------------------------
                                 Name:  Charles J. Hansen
                                 Title: Senior Vice President


                              SAKS INCORPORATED,
                              as Servicer


                              By:  /s/ Charles J. Hansen
                                 ------------------------------
                                 Name:  Charles J. Hansen
                                 Title: Senior Vice President and
                                        Associate General Counsel


                              NORWEST BANK MINNESOTA,
                              NATIONAL ASSOCIATION,
                              as Trustee


                              By:  /s/ S. Dignan
                                 ------------------------------
                                 Name:  S. Dignan
                                 Title: Corporate Trust Officer

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